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PROSPECTUS SUPPLEMENT DATED OCTOBER 23, 2009

THE PURPOSE OF THIS SUPPLEMENT IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT PROSPECTUS FOR CLASS Y SHARES OF THE FUND LISTED BELOW:

AIM DISCIPLINED EQUITY FUND

The following information replaces in its entirely the fourth paragraph appearing under the heading "INVESTMENT OBJECTIVES, STRATEGIES AND RISKS" on page 3 of the prospectus:

     "The fund normally invests in common stocks that generate strong cash flow and are available at attractive valuations. The fund's portfolio managers will be opportunistic with regard to the prices it will pay for new investments and at which it will terminate positions. The fund is not restricted to investing in particular sectors or in stocks within a market capitalization range, but will tend toward large-cap companies."